                                                       Monthly Operating Report
-------------------------------------------------
CASE  NAME:         Arlington Industries, Inc.         ACCRUAL BASIS
-------------------------------------------------
-------------------------------------------------
CASE  NUMBER:       03-34762-HDH-11                     02/13/95, RWD, 2/96
-------------------------------------------------
-------------------------------------------------
JUDGE:              H.D. Hale
-------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                     NORTHERN      DISTRICT OF      TEXAS
                     --------                       -----

                                   6 DIVISION
                                   -

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: May 31, 2003
                                         ------------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan                             Interim Chief Financial Officer
-----------------------------------------     ----------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                   TITLE

Eric T. Logan                                 June 20, 2003
-----------------------------------------     ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                         DATE


PREPARER:

/s/ Mark Corjay                               Vice President, Controller
-----------------------------------------     ----------------------------------
ORIGINAL SIGNATURE OF PREPARER                            TITLE

Mark Corjay                                   June 20, 2003
-----------------------------------------     ----------------------------------
PRINTED NAME OF PREPARER                                  DATE

                                                      Monthly Operating Report

-------------------------------------------------
CASE NAME:             Arlington Industries, Inc.     ACCRUAL BASIS-1
-------------------------------------------------

-------------------------------------------------
CASE NUMBER:                     03-34762-HDH-11      02/13/95, RWD, 2/96
-------------------------------------------------


COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------
                                                                          MONTH               MONTH        MONTH
                                                 SCHEDULE            -----------------------------------------------
ASSETS                                            AMOUNT                 May 2003
--------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                   $19,633                 $111,524
--------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH
--------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                         $19,633                 $111,524              $0           $0
--------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE  (NET)                     $11,170,376               $9,807,203
--------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                      $11,236,001               $9,196,777
--------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE
--------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                  $207,858                 $561,385
--------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
     Credit card and other receivables                $365,547                 $486,508
--------------------------------------------------------------------------------------------------------------------
     Prepaid merchandise                              $813,207               $4,460,080
--------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                     $1,178,754               $4,946,588
--------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                           $23,812,622              $24,623,477              $0           $0
====================================================================================================================
10. PROPERTY, PLANT & EQUIPMENT                     $1,269,806               $1,269,806
--------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                            $768,160                 $783,688
--------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                         $501,646                 $486,118              $0           $0
====================================================================================================================
13. DUE FROM INSIDERS                                                                $0
--------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
     Goodwill                                      $11,716,275              $11,716,275
--------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                              $0
--------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                   $36,030,543              $36,825,870              $0           $0
====================================================================================================================
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                           $357,388
--------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                               $85,854
--------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE
--------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT
--------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
     Accrued expenses                                                           $85,879
--------------------------------------------------------------------------------------------------------------------
     Other accounts payable                                                    $672,358
--------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                              $1,201,479              $0           $0
====================================================================================================================
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT
--------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                     $137,031                  $39,625
--------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                  $7,194,185               $7,093,180
--------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
     Other accounts payable                         $1,363,321                 $522,313
--------------------------------------------------------------------------------------------------------------------
     Accrued expenses                                 $884,000                 $884,000
--------------------------------------------------------------------------------------------------------------------
     Intercompany payables                         $13,170,427              $13,645,433
--------------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                                    $15,417,748              $15,051,746
--------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                  $22,748,964              $22,184,551              $0           $0
====================================================================================================================
29. TOTAL LIABILITIES                              $22,748,964              $23,386,030              $0           $0
====================================================================================================================
EQUITY
--------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                     $13,281,579              $13,281,579
--------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                           $158,261
--------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                   $13,281,579              $13,439,840              $0           $0
--------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                 $36,030,543              $36,825,870              $0           $0
====================================================================================================================

                                                       Monthly Operating Report

----------------------------------------------------
CASE NAME:                Arlington Industries, Inc.   ACCRUAL BASIS-2
----------------------------------------------------

----------------------------------------------------
CASE NUMBER:                         03-34762-HDH-11   02/13/95, RWD, 2/96
----------------------------------------------------


INCOME STATEMENT
--------------------------------------------------------------------------------------------------------------------
                                                  MONTH                MONTH            MONTH
                                        --------------------------------------------------------------   QUARTER
REVENUES                                      5/7/03-5/31/03                                              TOTAL
--------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                $4,933,609
--------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                       $146,955
--------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                   $4,786,654               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
--------------------------------------------------------------------------------------------------------------------
4.   MATERIAL
--------------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR
--------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD
--------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                      $4,031,195               $0               $0                 $0
====================================================================================================================
8.   GROSS  PROFIT                                   $755,459               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
--------------------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION
--------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                              $48,667
--------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                        $353,043
--------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                     $47,973
--------------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                        $449,683               $0               $0                 $0
====================================================================================================================
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                $305,776               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
--------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)
--------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)
--------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE
--------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                         $15,515
--------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION
--------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                      $15,515               $0               $0                 $0
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES
--------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                         $0               $0               $0                 $0
====================================================================================================================
27.  INCOME TAX                                      $132,000
====================================================================================================================
28.  NET PROFIT (LOSS)                               $158,261               $0               $0                 $0
====================================================================================================================

                                                       Monthly Operating Report
-----------------------------------------------
CASE NAME:          Arlington Industries, Inc.         ACCRUAL BASIS-3
-----------------------------------------------
-----------------------------------------------
CASE NUMBER:                   03-34762-HDH-11         02/13/95, RWD, 2/96
-----------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH           MONTH
CASH RECEIPTS AND                                              -------------------------------------------------      QUARTER
DISBURSEMENTS                                                   5/7/03-5/31/03                                         TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH                                           $19,633       $111,524       $111,524
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.   CASH SALES                                                               $0
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.   PREPETITION
---------------------------------------------------------------------------------------------------------------------------------
4.   POSTPETITION                                                     $6,369,399
---------------------------------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS                                         $6,369,399             $0             $0           $0
---------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                                                           $0
---------------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------------
       Cash receipts transfers to Daisytek Inc.                      ($6,369,399)
---------------------------------------------------------------------------------------------------------------------------------
       Payroll funding transfer from Daisytek Inc.                     $305,564
---------------------------------------------------------------------------------------------------------------------------------
       Other cash transfers from Daisytek Inc.                        $5,220,609
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER                                                       ($843,226)
---------------------------------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS                                      ($843,226)            $0             $0           $0
=================================================================================================================================
10.  TOTAL RECEIPTS                                                   $5,526,173             $0             $0           $0
=================================================================================================================================
11.  TOTAL CASH AVAILABLE                                             $5,545,806       $111,524       $111,524           $0
=================================================================================================================================
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                                                        $242,756
---------------------------------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID                                                  $62,808
---------------------------------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID                                            $0
---------------------------------------------------------------------------------------------------------------------------------
15.  SECURED / RENTAL / LEASES                                           $53,688
---------------------------------------------------------------------------------------------------------------------------------
16.  UTILITIES                                                            $7,699
---------------------------------------------------------------------------------------------------------------------------------
17.  INSURANCE
---------------------------------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES                                              $4,592,675
---------------------------------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
20.  TRAVEL                                                               $6,742
---------------------------------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT
---------------------------------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE
---------------------------------------------------------------------------------------------------------------------------------
23.  SUPPLIES
---------------------------------------------------------------------------------------------------------------------------------
24.  ADVERTISING
---------------------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------------
       Bank Fees                                                            $215
---------------------------------------------------------------------------------------------------------------------------------
       Other operating                                                  $467,699
---------------------------------------------------------------------------------------------------------------------------------
     TOTAL OTHER                                                        $467,914
---------------------------------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS                                    $5,434,282             $0             $0           $0
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES
---------------------------------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES
---------------------------------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES                                            $0             $0             $0           $0
=================================================================================================================================
31.  TOTAL DISBURSEMENTS                                              $5,434,282             $0             $0           $0
=================================================================================================================================
32.  NET CASH FLOW                                                       $91,891             $0             $0           $0
=================================================================================================================================
33.  CASH - END OF MONTH                                                $111,524       $111,524       $111,524           $0
=================================================================================================================================

                                               Monthly Operating Report

-------------------------------------------
CASE NAME:      Arlington Industries, Inc.     ACCRUAL BASIS-4
-------------------------------------------

-------------------------------------------
CASE NUMBER:    03-34762-HDH-11                02/13/95, RWD, 2/96
-------------------------------------------

                                                                                  MONTH              MONTH          MONTH
                                                              SCHEDULE         --------------------------------------------
ACCOUNTS RECEIVABLE AGING                                      AMOUNT            May 2003
---------------------------------------------------------------------------------------------------------------------------
1.    0-30                                                  $10,776,600         $$9,159,443
---------------------------------------------------------------------------------------------------------------------------
2.    31-60                                                    $353,862            $538,222
---------------------------------------------------------------------------------------------------------------------------
3.    61-90                                                     $57,502            $146,545
---------------------------------------------------------------------------------------------------------------------------
4.    91+                                                      $429,674            $415,723
===========================================================================================================================
5.    TOTAL ACCOUNTS RECEIVABLE                             $11,617,637         $10,259,933              $0              $0
===========================================================================================================================
6.    AMOUNT CONSIDERED UNCOLLECTIBLE                          $447,261            $452,730
===========================================================================================================================
7.    ACCOUNTS RECEIVABLE (NET)                             $11,170,376         $$9,807,203              $0              $0
===========================================================================================================================

                                                                                     MONTH: May 2003
AGING OF POSTPETITION TAXES AND PAYABLES                                                   -------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                         0-30                  31-60               61-90              91+
TAXES PAYABLE                            DAYS                  DAYS                DAYS               DAYS          TOTAL
---------------------------------------------------------------------------------------------------------------------------
1.    FEDERAL                           $82,701                      $0                  $0              $0         $82,701
---------------------------------------------------------------------------------------------------------------------------
2.    STATE                              $1,727                      $0                  $0              $0          $1,727
---------------------------------------------------------------------------------------------------------------------------
3.    LOCAL                              $1,426                      $0                  $0              $0          $1,426
---------------------------------------------------------------------------------------------------------------------------
4.    OTHER (ATTACH LIST)                    $0                      $0                  $0              $0              $0
===========================================================================================================================
5.    TOTAL TAXES PAYABLE               $85,854                      $0                  $0              $0         $85,854
===========================================================================================================================
6.    ACCOUNTS PAYABLE                 $357,388                                                                    $357,388
===========================================================================================================================

STATUS OF POSTPETITION TAXES                                                         MONTH: May 2003
                                                                                            --------------
---------------------------------------------------------------------------------------------------------------------------
                                                             BEGINNING             AMOUNT                          ENDING
                                                                TAX             WITHHELD AND/       AMOUNT           TAX
FEDERAL                                                      LIABILITY*          0R ACCRUED          PAID         LIABILITY
---------------------------------------------------------------------------------------------------------------------------
1.    WITHHOLDING**                                                  $0             $30,759         $25,246          $5,513
---------------------------------------------------------------------------------------------------------------------------
2.    FICA-EMPLOYEE**                                                $0             $19,270         $15,185          $4,085
---------------------------------------------------------------------------------------------------------------------------
3.    FICA-EMPLOYER**                                                $0             $19,270         $15,185          $4,085
---------------------------------------------------------------------------------------------------------------------------
4.    UNEMPLOYMENT                                                   $0                 $99             $81             $18
---------------------------------------------------------------------------------------------------------------------------
5.    INCOME                                                         $0             $69,000              $0         $69,000
---------------------------------------------------------------------------------------------------------------------------
6.    OTHER (ATTACH LIST)                                            $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
7.    TOTAL FEDERAL TAXES                                            $0            $138,398         $55,697         $82,701
===========================================================================================================================

STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------
8.    WITHHOLDING                                                    $0              $7,527          $5,963          $1,564
---------------------------------------------------------------------------------------------------------------------------
9.    SALES                                                          $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
10.   EXCISE                                                         $0                  $0              $0              $0
---------------------------------------------------------------------------------------------------------------------------
11.   UNEMPLOYMENT                                                   $0              $1,387          $1,148            $239
---------------------------------------------------------------------------------------------------------------------------
12.   REAL PROPERTY                                                  $0                  $0              $0               $
---------------------------------------------------------------------------------------------------------------------------
13.   PERSONAL PROPERTY                                              $0              $1,350              $0          $1,350
---------------------------------------------------------------------------------------------------------------------------
14.   OTHER (ATTACH LIST)                                            $0                  $0              $0              $0
===========================================================================================================================
15.   TOTAL STATE & LOCAL                                            $0             $10,264          $7,111          $3,153
===========================================================================================================================
16.   TOTAL TAXES                                                    $0            $148,662         $62,808         $85,854
===========================================================================================================================

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                       Monthly Operating Report
---------------------------------------------
CASE NAME:         Arlington Industries, Inc.          ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER:           03-34762-HDH-11                 02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                               MONTH: May 2003
                                                                     -----------

BANK RECONCILIATIONS                                       Account #1               Account #2             Account #3
------------------------------------------------------------------------------------------------------------------------------------
A.   BANK:                                           Bank One                  Suntrust
----------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                       5000174076             0008800770268                               TOTAL
----------------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                                  Commercial Checking           Petty Cash
====================================================================================================================================
1.  BALANCE PER BANK STATEMENT                                    $42,735                $7,988                              $50,723
------------------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                             $159,308                                                   $159,308
------------------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                               $1,005,727                                                 $1,005,727
------------------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                      $914,258               ($7,988)                            $906,270
------------------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                                  $110,574                    $0                    $0       $110,574
------------------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                                    62201
------------------------------------------------------------------------------------------------------------------------------------


INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                           DATE OF                  TYPE OF           PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER                               PURCHASE                 INSTRUMENT           PRICE          VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                       $0                    $0
------------------------------------------------------------------------------------------------------------------------------------

CASH
------------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                            $950
------------------------------------------------------------------------------------------------------------------------------------
    Petty Cash for IL $450 and CA $500
------------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                               $111,524
------------------------------------------------------------------------------------------------------------------------------------


                                                     Monthly Operating Report

  -------------------------------------------
  CASE NAME:     Arlington Industries, Inc.          ACCRUAL BASIS-6
  -------------------------------------------

  -------------------------------------------
  CASE NUMBER:   03-34762-HDH-11                     02/13/95, RWD, 2/96
  -------------------------------------------
                                                     MONTH:     May 2003
                                                                -------------
  ---------------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  ---------------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ========================================================================
                                 INSIDERS
  ========================================================================
                                   TYPE OF     AMOUNT      TOTAL PAID
                NAME               PAYMENT      PAID        TO DATE
  ------------------------------------------------------------------------
  1.  See Daisytek, Incorporated
  ------------------------------------------------------------------------
  2.
  ------------------------------------------------------------------------
  3.
  ------------------------------------------------------------------------
  4.
  ------------------------------------------------------------------------
  5.
  ------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO INSIDERS                                    $0              $0
  ------------------------------------------------------------------------

  ========================================================================================================
                                              PROFESSIONALS
  ========================================================================================================
                                    DATE OF COURT                                                TOTAL
                                  ORDER AUTHORIZING     AMOUNT      AMOUNT      TOTAL PAID      INCURRED
                NAME                   PAYMENT         APPROVED      PAID         TO DATE      & UNPAID *
  --------------------------------------------------------------------------------------------------------
  1.  See Daisytek, Incorporated
  --------------------------------------------------------------------------------------------------------
  2.
  --------------------------------------------------------------------------------------------------------
  3.
  --------------------------------------------------------------------------------------------------------
  4.
  --------------------------------------------------------------------------------------------------------
  5.
  --------------------------------------------------------------------------------------------------------
  6.  TOTAL PAYMENTS
      TO PROFESSIONALS                                        $0         $0              $0            $0
  --------------------------------------------------------------------------------------------------------

  * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

================================================================================
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
================================================================================

                                       SCHEDULED        AMOUNTS
                                        MONTHLY           PAID         TOTAL
                                       PAYMENTS          DURING        UNPAID
         NAME OF CREDITOR                 DUE            MONTH      POSTPETITION
  ------------------------------------------------------------------------------
  1. Manulife Insurance Co.             32,584.00       32,584.00         0.00
  2. Shaheen & Co.                       3,835.80        3,835.80         0.00
  3. Carson Dominguez Properties           17,269          17,269         0.00
                                     -------------------------------------------
       TOTAL                            53,688.34       53,688.34         0.00
  ------------------------------------------------------------------------------


       Note: The rent payments made in May were for the June 1, 2003 to June 30, 2003 timeframe. The May stub period rents were paid in June 2003.

                                                        Monthly Operating Report

-------------------------------------------
CASE  NAME:      Arlington Industries, Inc.             ACCRUAL  BASIS-7
-------------------------------------------

-------------------------------------------
CASE  NUMBER:    03-34762-HDH-11                        02/13/95, RWD, 2/96
-------------------------------------------
                                                        MONTH: May 2003
                                                               ----------

QUESTIONNAIRE
---------------------------------------------------------------------------------------
                                                                            YES     NO
---------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                            X
---------------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                      X
---------------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                X
---------------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                  X
---------------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                          X
---------------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                    X
---------------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                    X
---------------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                X
---------------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                      X
---------------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                      X
---------------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?               X
---------------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                 X
---------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

See attached schedule for Question 4 detail.

INSURANCE
---------------------------------------------------------------------------------------
                                                                            YES     NO
---------------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
     INSURANCE COVERAGES IN EFFECT?                                          X
---------------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                  X
---------------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
---------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
--------------------------------------------------------------------------------
            TYPE  OF                                              PAYMENT AMOUNT
             POLICY              CARRIER       PERIOD COVERED       & FREQUENCY
--------------------------------------------------------------------------------
See Daisytek, Incorporated
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------
CASE  NAME:      Arlington Industries, Inc.
-------------------------------------------------

-------------------------------------------------
CASE  NUMBER:    03-34762-HDH-11
-------------------------------------------------

MOR 7
Question 4

Check#     Vendor#     Vendor    Date            Amount

189        504126      UPS       5/19/2003     10,693.02
187        504126      UPS        5/7/2003     26,262.66
                                              ----------
                                               36,955.68